Related Party	12 Months Ended
Jun. 30, 2015
Related Party
Related Party

NOTE 8 – Related Party Convertible Notes Payable

As of June 30, 2016 the Company had related party convertible notes resulting from funding received from related parties to support the Company’s operations. The aggregate principle amount of the notes at June 30, 2016 was $298,332 and was reduced by an initial beneficial conversion feature-related discount of $277,602 at June 30, 2016. All notes are convertible to the Company’s common stock at $.01 per share, accrue interest at 6%, and are not collateralized. The notes have various maturity dates ranging from February 17, 2017 to June 30, 2017. Interest recorded on these notes during 2016 was $21,967, including $20,730 related to the beneficial conversion feature.

The loan from shareholder balance of $11,000 as of June 30, 2015 was paid during 2016. The loan did not accrue interest.